POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, E. MAC CRAWFORD, President, Chief Executive Officer, and Chairman of the Board of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and
(iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ E. Mac Crawford
                                             -----------------------------------
                                             E. MAC CRAWFORD
                                             President, Chief Executive Officer,
                                             and Chairman of the Board

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CRAIG L. McKNIGHT, Executive Vice President and Chief Financial Officer of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ Craig L. McKnight
                                             ---------------------
                                             CRAIG L. McKNIGHT
                                             Executive Vice President and Chief
                                             Financial Officer

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, EDWIN M. BANKS, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ Edwin M. Banks
                                             ----------------------------------
                                             EDWIN M. BANKS
                                             Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, G. FRED DiBONA, JR., a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ G. Fred DiBona, Jr.
                                             ----------------------------------
                                             G. FRED DiBONA, JR.
                                             Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, ANDRE C. DIMITRIADIS, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ Andre C. Dimitriadis
                                             ----------------------------------
                                             ANDRE C. DIMITRIADIS
                                             Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, A. D. FRAZIER, JR., a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ A. D. Frazier, Jr.
                                             ----------------------------------
                                             A. D. FRAZIER, JR.
                                             Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, RAYMOND H. KIEFER, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ Raymond H. Kiefer
                                             ----------------------------------
                                             RAYMOND H. KIEFER
                                             Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, GERALD L. McMANIS, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ Gerald L. McManis
                                             ----------------------------------
                                             GERALD L. McMANIS
                                             Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DARLA MOORE, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan Holdings, L.P.;
(ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 22nd day of February, 1996.


                                             /s/ Darla Moore
                                             ----------------------------------
                                             DARLA MOORE
                                             Director